Exhibit 10.2

CONFIDENTIAL

AHPAC SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) is entered into this 17th day of August, 2018, by and among Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (“AHPAC”) which, as part of the Business Combination (as defined below) will deregister as a Cayman Islands exempted company and continue and domesticate as Organogenesis Holdings Inc., a corporation incorporated under the laws of Delaware (“ORGO”), in accordance with Section 388 of the Delaware General Corporation Law and the Cayman Islands Companies Law (2018 Revision) (the “Domestication”), Avista Capital Partners IV, L.P. , a Delaware limited partnership (“Avista Onshore”) and Avista Capital Partners IV (Offshore), L.P., a limited partnership formed under the laws of the Bermuda (“Avista Offshore” and, collectively with Avista Onshore, the “Subscriber”).  In connection with the Domestication, Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of AHPAC will merge (the “Merger”) with and into Organogenesis Inc., a Delaware corporation (the “Company”), with the Company being the surviving entity of the Merger (the Company, in its capacity as the surviving corporation in the Merger, is sometimes referred to as the “Surviving Corporation”).

WHEREAS, AHPAC, the Company and the other parties named are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”). We refer to the Domestication together with the Merger as (the “Business Combination”);

WHEREAS, in connection with the Business Combination, Subscriber desires to subscribe for and purchase from ORGO an aggregate of 9,022,741 shares of ORGO’s Class A common stock (the “Class A Common Stock”), par value $0.0001 per share (the “Shares”) and an aggregate of 4,100,000 warrants to purchase one-half of one share of Class A Common Stock (the “Warrants”) on substantially the terms set forth in the form of Warrant Agreement attached hereto as Exhibit C, for an aggregate purchase price of $46,000,000 (the “Purchase Price”), proportionately among Subscriber as set forth in Schedule A, and AHPAC desires to issue and sell to Subscriber the Shares and the Warrants in consideration of the payment of the Purchase Price by or on behalf of Subscriber to AHPAC on or prior to the Closing (as defined below); and

WHEREAS, concurrently with the consummation of the Business Combination, ORGO and certain stockholders of the Company and the Subscriber will enter into the Stockholders Agreement substantially in the form attached hereto as Exhibit A (such agreement, the “Stockholders Agreement”), and ORGO, certain stockholders of the Company, the Subscriber and certain existing shareholders of AHPAC will enter into the Registration Rights Agreement substantially in the form attached hereto as Exhibit D (such agreement, the “Registration Rights Agreement”);

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                                      Subscription.  Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, proportionately among Subscriber as set forth in Schedule

A, and AHPAC hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares and the Warrants (such subscription and issuance, the “Subscription”); provided that the Subscriber may assign its right to all or a portion of the Subscription to a party or parties reasonably acceptable to the Company executing a New Subscription Agreement (as defined below) pursuant to the requirements set forth in Section 8(c) and thereafter such party shall be deemed a party hereto.

2.                                      Closing.

a.                                      The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Business Combination.  Not less than five (5) business days prior to the scheduled date of the consummation of the Business Combination (the “Closing Date”), AHPAC shall provide written notice to Subscriber (the “Closing Notice”) of such Closing Date.  Subscriber shall deliver to AHPAC at least one (1) business day prior to the Closing Date, to be held in escrow until the Closing, the Purchase Price for the Shares and the Warrants by wire transfer of U.S. dollars in immediately available funds to the account specified by AHPAC in the Closing Notice.  On the Closing Date, following the Domestication and immediately prior to the consummation of the Merger, AHPAC shall deliver to Subscriber the Shares and the Warrants in book entry form.  In the event the Closing does not occur on the Closing Date, AHPAC shall promptly (but not later than one (1) business day thereafter) return the Purchase Price to Subscriber.

b.                                      The Closing shall be subject to the conditions that, on the Closing Date:

(i)                                     no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)                                  all representations and warranties of AHPAC and the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of AHPAC and the Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date;

(iii)                               no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby;

(iv)                              all conditions precedent to the consummation of the Business Combination set forth in the Merger Agreement, including the approval of AHPAC’s shareholders, shall have been satisfied or waived (other than those conditions that may only be satisfied at the consummation of the Business Combination, but subject to satisfaction of such conditions as of the consummation of the Business Combination);

(v)                                 all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired or been terminated and no federal,

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provincial, state, local, municipal, national or international court, governmental commission, government or governmental authority, department, regulatory or administrative agency, board, bureau, agency or instrumentality, tribunal, arbitrator or arbitral body (public or private), or similar body, self-regulatory organization or any political subdivision of any of the foregoing shall have enacted, issued, promulgated, enforced or entered any statute, Law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Business Combination illegal or otherwise restraining, enjoining or prohibiting consummation of the Business Combination on the terms and conditions contemplated by Merger Agreement; and

(vi)                              the Stockholders Agreement shall have been executed and delivered to the Subscriber by each of ORGO and the certain stockholders of the Company named as parties thereto.

c.                                       At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

3.                                      AHPAC Representations and Warranties.  AHPAC represents and warrants that:

a.                                      AHPAC has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.                                      ORGO will be, after the Domestication, duly incorporated and validly existing as a Delaware corporation, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

c.                                       The Shares and Warrants will have been duly authorized and the Shares and the Warrants will not have been authorized in violation of or subject to any preemptive or similar rights created under ORGO’s amended and restated Certificate of Incorporation, as amended, bylaws, as amended, or other organizational documents of ORGO then in effect or under the laws of Delaware.

d.                                      This Subscription Agreement has been duly authorized, executed and delivered by AHPAC and is enforceable against it, and will be enforceable against ORGO after the Domestication, in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

e.                                       Immediately after the Domestication: (i) 1,000,000 preference shares, par value $0.0001 per share, of ORGO (“Parent Preferred Stock”) will be authorized and none will be issued and outstanding; (ii) 200,000,000 shares of Class A common stock of ORGO, par value $0.0001 per share (“Class A Common Stock”), will be authorized and 31,000,000 shares of Class

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A Common Stock will be issued and outstanding; (iii) 20,000,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock,” and together with the Class A Common Stock, the “Parent Common Stock” and, collectively with the Parent Preferred Stock , the “Parent Stock”) will be authorized and 5,812,500 shares of Class B Common Stock will be issued and outstanding; (iv) 16,400,000 warrants to purchase one-half of one share of Class A Common Stock (the “Private Placement Warrants”) will be outstanding and (v) 31,000,000 warrants to purchase one-half of one share of Class A Common Stock (the “Public Warrants,” collectively with the Private Placement Warrants, the “Parent Warrants”) will be outstanding. All outstanding Class A Common Stock, Class B Common Stock, Private Placement Warrants and Public Warrants at such time will have been duly authorized, validly issued, fully paid and will be non-assessable and not subject to preemptive rights. All outstanding shares of capital stock of the Subsidiaries (“Subsidiary shall mean with respect to any Person (as such term is defined under the Securities Act of 1933, as amended (the “Securities Act”)), any partnership, limited liability company, corporation or other business entity of which (i) if a corporation, a majority of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, (ii) if a partnership, limited liability company or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, or (iii) in any case, such Person controls the management thereof) of ORGO are owned by ORGO, or a direct or indirect wholly-owned Subsidiary of ORGO, free and clear of all Liens. Except for the Parent Warrants, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from ORGO or any of its Subsidiaries any Parent Stock or other equity interests in ORGO or securities convertible into or exchangeable or exercisable for Parent Stock.  Except as set forth in this Section 4(e), after the Domestication of ORGO there will be no: (A) securities of ORGO or any Subsidiary of ORGO convertible into or exchangeable or exercisable for Parent Stock or other voting securities of ORGO or any Subsidiary of ORGO, or (B) options, warrants, calls, rights (including preemptive rights and registration rights), puts, commitments or agreements to which ORGO or any Subsidiary of ORGO will be a party or by which it will be bound in any case obligating ORGO or any Subsidiary of ORGO to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or any other equity securities of ORGO or of any Subsidiary of ORGO, or obligating ORGO or any Subsidiary of ORGO to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are not now, with respect to AHPAC, and after the Domestication of ORGO, there will not be with respect to ORGO, any stockholder agreements, voting trusts, proxies or other agreements or understandings to which ORGO is a party or by which it is bound relating to the voting of any equity securities of ORGO, other than the Stockholders Agreement [and the Controlling Stockholders Agreement (as defined in Stockholders Agreement)]. Except as provided for herein and as a result of the consummation of the transactions contemplated by the Merger Agreement, no shares of capital stock, warrants, options or other securities of AHPAC or ORGO are issuable and no rights in connection with any shares, warrants, options or other securities of AHPAC or ORGO accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise) as a result of the Subscription.

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f.                                        The execution, delivery and performance of this Subscription Agreement (including compliance by AHPAC (and after the Domestication of ORGO with all of the provisions hereof), issuance and sale of the Shares and the Warrants and the consummation of the certain other transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of AHPAC (and after the Domestication of ORGO) pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which AHPAC is a party or by which AHPAC is bound or to which any of the property or assets of AHPAC is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of AHPAC (and after the Domestication of ORGO) (a “Material Adverse Effect”) or materially affect the validity of the Shares or the Warrants or the legal authority of AHPAC (and after the Domestication of ORGO) to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of AHPAC (and after the Domestication of ORGO); or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over AHPAC (and after the Domestication of ORGO) or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the Warrants or the legal authority of AHPAC (and after the Domestication of ORGO) to comply in all material respects with this Subscription Agreement.

4.                                      Subscriber Representations and Warranties.  Subscriber represents and warrants that:

a.                                      Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.  If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

b.                                      This Subscription Agreement has been duly authorized, executed and delivered by Subscriber.  This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

c.                                       The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on

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the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber and its subsidiaries, taken as a whole (a “Subscriber Material Adverse Effect”) or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

d.                                      Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule B, (ii) is acquiring the Shares and the Warrants only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares or the Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares or the Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule B following the signature page hereto).  Subscriber is not an entity formed for the specific purpose of acquiring the Shares or the Warrants.

e.                                       Subscriber understands that the Shares and the Warrants are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares and the Warrants have not been registered under the Securities Act.  Subscriber understands that the Shares and the Warrants may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to ORGO or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates representing the Shares shall contain a legend to such effect.  Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act.  Subscriber understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time.  Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

f.                                        Subscriber understands and agrees that Subscriber is purchasing the Shares and the Warrants directly from ORGO.  Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by AHPAC or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

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g.                                       Subscriber represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

h.                                      In making its decision to purchase the Shares and the Warrants, Subscriber represents that it has relied solely upon independent investigation made by Subscriber.  Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Shares and the Warrants, including with respect to AHPAC and the Business Combination.  Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares and the Warrants.

i.                                          Subscriber became aware of this offering of the Shares and the Warrants solely by means of direct contact between Subscriber and AHPAC or by means of contact from Credit Suisse Securities (USA) LLC (“Credit Suisse”) acting as placement agent for AHPAC, and the Shares and the Warrants were offered to Subscriber solely by direct contact between Subscriber and AHPAC or by contact between Subscriber and Credit Suisse.  Subscriber did not become aware of this offering of the Shares and the Warrants, nor were the Shares or the Warrants offered to Subscriber, by any other means.  Subscriber acknowledges that AHPAC represents and warrants that the Shares and the Warrants (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j.                                         Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares and the Warrants.  Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and the Warrants, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

k.                                      Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and the Warrants and determined that the Shares and the Warrants are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in ORGO.  Subscriber acknowledges specifically that a possibility of total loss exists.

l.                                          Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or the Warrants or made any findings or determination as to the fairness of this investment.

m.                                  Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by

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the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”).  Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law.  Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.  Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List.  Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares and the Warrants were legally derived.

n.                                      Subscriber has, and at the Closing will have, sufficient funds to pay the Purchase Price pursuant to Section 2(a).

5.                                      Registration Rights. At or prior to the Closing, AHPAC (or ORGO, as its successor entity) and the Subscriber shall execute and deliver the Registration Rights Agreement pursuant to which, among other things, ORGO will register for resale under the Securities Act the shares of ORGO Common Stock to be issued to the Subscriber pursuant to this Agreement in the circumstances specified therein.

6.                                      Termination.  This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Merger Agreement is terminated in accordance with its terms, (b) upon the written agreement of each of the parties hereto and the Company to terminate this Subscription Agreement or (c) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. AHPAC shall promptly notify Subscriber of the termination of the Merger Agreement promptly after the termination of such agreement.

7.                                      Trust Account Waiver.  Subscriber acknowledges that AHPAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving AHPAC and one or more businesses or assets.  Subscriber further acknowledges that, as described in AHPAC’s prospectus relating to its initial public offering dated October 10, 2016 (the “Prospectus”) available at www.sec.gov, substantially all of AHPAC’s assets consist of the cash proceeds of AHPAC’s initial public

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offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of AHPAC, its public shareholders and the underwriters of AHPAC’s initial public offering.  Except with respect to interest earned on the funds held in the Trust Account that may be released to AHPAC to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus.  For and in consideration of AHPAC entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its Representatives, hereby irrevocable waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

8.                                      Miscellaneous.

a.                                      Subscriber acknowledges that AHPAC and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement.  Prior to the Closing, Subscriber agrees to promptly notify AHPAC (or if after the Domestication, ORGO) if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects.

b.                                      AHPAC is (and after the Domestication, ORGO is) entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

c.                                       This Subscription Agreement and all of Subscriber’s rights and obligations hereunder may be transferred or assigned, at any time and from time to time, to one or more parties reasonably acceptable to the Company, in related or unrelated transactions (each such transferee, a “Transferee”).  Upon any such assignment:

(i)                                     the applicable Transferee shall enter into a subscription agreement (each such subscription agreement, a “New Subscription Agreement”) with ORGO to purchase that number of Subscriber’s Acquired Shares specified therein (the “Transferee Acquired Shares”), which New Subscription Agreement shall be in substantially the same form as this Subscription Agreement; and

(ii)                                  upon a Transferee’s execution and delivery of a New Subscription Agreement, the number of Acquired Shares to be purchased by Subscriber hereunder shall be reduced by the total number of Transferee Acquired Shares to be purchased by the applicable Transferee pursuant to the applicable New Subscription Agreement, which reduction shall be evidenced by Subscriber and AHPAC amending Exhibit B to this Subscription Agreement to reflect each transfer and to update the “Number of Acquired Shares subscribed for” and “Aggregate Purchase Price” on the signature page hereto to reflect such reduced number of Acquired Shares, and the Subscriber hereto shall be fully and unconditionally released from its obligation to purchase such Transferee Acquired Shares hereunder.  For the avoidance of doubt, this Subscription Agreement need not be amended and restated in its entirety, but only Exhibit B and Subscriber’s signature page hereto need be so amended and updated and executed by each of

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the Subscriber and AHPAC upon the occurrence of any such transfer of Transferee Acquired Shares.

d.                                      All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

e.                                       AHPAC may request from Subscriber such additional information as AHPAC may deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

f.                                        This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto and the Company.

g.                                       This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.  Notwithstanding the foregoing, the parties to this Agreement acknowledge and agree that the Company is an express third party beneficiary of this Agreement and that it shall have the right to enforce the terms of this Agreement prior to the closing of the Merger.

h.                                      Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.                                          If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j.                                         This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

k.                                      Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein, except as provided in Section 5.

l.                                          Notices.  Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage

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prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telegraph or telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)                                     if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)                                  prior to the closing of the Merger, if to AHPAC, or following the Domestication, ORGO, to:

Avista Healthcare Public Acquisition Corp.

65 East 55th Street

18th Floor

New York, NY 10022

Attn: Ben Silbert, Esq.
Email: silbert@avistacap.com

with a required copy to (which copy shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Michael J. Aiello / Jaclyn L. Cohen

Email: michael.aiello@weil.com / jackie.cohen@weil.com

(iii)                               after the closing of the Merger, if to ORGO, to:

Organogenesis Holdings Inc.

85 Dan Road

Canton, MA 02021
Attention:  Lori Freedman, General Counsel
Telephone:  (781) 830-2338
Email:       LFreedman@organo.com

with a required copy (which shall not constitute notice) to:

Foley Hoag LLP
155 Seaport Boulevard
Boston, MA  02210
Attention:  William R. Kolb, Esq.
Telephone:  (617) 832-1209
Fax: (617) 832-7000
Email:       wrk@foleyhoag.com

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m.                                  This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF DELAWARE, OR OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE, AND THE APPELLATE COURTS TO WHICH ORDERS AND JUDGMENTS THEREOF MAY BE APPEALED SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT.  THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8(M) OF THIS AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS

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BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(M).

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IN WITNESS WHEREOF, each of AHPAC and the Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

By:	/s/ David Burgstahler
Name: David Burgstahler
Title: President and CEO

Date: August 17, 2018

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SUBSCRIBER:

Signature of Avista Capital Partners IV, L.P.:		Signature of Avista Capital Partners IV (Offshore) L.P.:

By:	/s/ Robert Girardi	By:	/s/ Robert Girardi
Name:	Robert Girardi	Name:	Robert Girardi
Title:	Partner	Title:	Partner

Date: August 17, 2018

Name of Subscriber:		Name of Joint Subscriber, if applicable:

Avista Capital Partners IV, L.P.		Avista Capital Partners IV (Offshore) L.P.
(Please print. Please indicate name and capacity of person signing above)		(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

Joint Tenants with Rights of Survivorship

Tenants-in-Common

Community Property

Subscriber’s EIN:		Joint Subscriber’s EIN:

Business Address-Street:		Mailing Address-Street (if different):

City, State, Zip:		City, State, Zip:

Attn:		Attn:

Telephone No.:		Telephone No.:
Facsimile No.:		Facsimile No.:

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by AHPAC in the Closing Notice.

[Signature Page to Subscription Agreement (PIPE)]

SCHEDULE A

TABLE OF PROPORTIONATE SUBSCRIPTION AMOUNTS

	Number of Shares Subscribed For	Number of Warrants Subscribed For	Purchase Price
Avista Onshore	4,523,497	2,055,510	$23,061,824.06
Avista Offshore	4,499,244	2,044,490	$22,938,175.94
Total	9,022,741	4,100,000	$46,000,000.00

[subscription agreement (pipe)]

Schedule A-1

SCHEDULE B

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.                                    QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

1.                                                                                      We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.                                                                                      We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.                                    INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

1.                                                                                      We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.                                                                                      We are not a natural person.

*** AND ***

C.                                    AFFILIATE STATUS
(Please check the applicable box)

SUBSCRIBER:

is:

is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of AHPAC or, after the Domestication, ORGO or acting on behalf of an affiliate of AHPAC or, after the Domestication, ORGO.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

[SUBSCRIPTION AGREEMENT (PIPE)]

Schedule B-1

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person.  Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b)  indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person; or

Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

Schedule B-2

Exhibit A

Stockholders’ Agreement

FORM OF AGREEMENT

EXHIBIT A TO SUBSCRIPTION AGREEMENT (PIPE INVESTMENT)

STOCKHOLDERS’ AGREEMENT

AMONG

ORGANOGENESIS HOLDINGS INC.,

CERTAIN ORGANOGENESIS EXISTING STOCKHOLDERS,

AND

AVISTA CAPITAL PARTNERS IV, L.P.

[•], 2018

Schedules and Exhibits

Schedule I	Existing Organogenesis Stockholders and Share Ownership

Schedule II	Initial Directors

Exhibit A	Form of Joinder Agreement

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STOCKHOLDERS’ AGREEMENT

This Stockholders’ Agreement (this “Agreement”) is entered into as of [•], 2018, by and among Organogenesis Holdings Inc., a Delaware corporation (the “Company”), the Organogenesis Existing Stockholders listed on Schedule I (the “Organogenesis Existing Stockholders”), and Avista Capital Partners IV, L.P. (“Avista” and, together with the Organogenesis Existing Stockholders and any other stockholders of the Company who become party to this Agreement from time to time pursuant to the terms hereof, the “Stockholders”).

RECITALS

WHEREAS, Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (“Parent”, which company subsequently transferred by way of continuation and domesticated as a Delaware corporation, and is now known as the Company), Organogenesis Inc., a Delaware corporation, and Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”) entered into an Agreement and Plan of Merger, dated as of August [•], 2018 (as amended, supplemented or otherwise modified, the “Merger Agreement”), pursuant to and subject to the terms and conditions of which, among other things, on the date hereof the Company will acquire, by a merger of Merger Sub with and into Organogenesis, all of the outstanding common stock of Organogenesis (the “Acquisition”); and

WHEREAS, immediately following the closing of the Acquisition (the “Closing”) and as of the date hereof, the Organogenesis Existing Stockholders and Avista Beneficially Own (as defined below) the respective amounts of the issued and outstanding Common Stock (as defined below) set forth in Schedule I to this Agreement;

NOW, THEREFORE, in consideration of the premises and of the covenants and obligations hereinafter set forth, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1.               Certain Defined Terms.  As used herein, the following terms shall have the following meanings:

“Acquisition” has the meaning set forth in the recitals.

“Affiliate” means, with respect to any Person, an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act.

“Agreement” has the meaning set forth in the preamble.

“Associated Person” has the meaning set forth in Section 3.12.

“Avista” has the meaning set forth in the preamble.

“Avista Designee” has the meaning set forth in Section 2.1(b)(i).

“Avista Offshore” means Avista Capital Partners IV (Offshore), L.P., a limited partnership formed under the laws of Bermuda.

“Avista Stockholder” means Avista and any of its Permitted Transferees that has become a Stockholder in accordance with this Agreement.

“Beneficial Ownership” of any securities means ownership by a Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security.  The terms “Beneficially Own” and “Beneficial Owner” shall have a correlative meaning.  For the avoidance of doubt, no Stockholder shall be deemed to Beneficially Own any securities of the Company or any of its Subsidiaries held by any other holder of such securities solely by virtue of the provisions of this Agreement (other than this definition).

“Board” has the meaning set forth in Section 2.1(a).

“Business Day” means any day other than a Saturday, a Sunday or other day on which national banking associations in the State of New York are authorized by Law to be closed.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a Person (other than a corporation), and any and all warrants, options or other rights to purchase or acquire any of the foregoing.

“Closing” has the meaning set forth in the recitals.

“Closing Date” means [•].

“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the preamble.

“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“Director” means any member of the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Governmental Authority” means:  any nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;  the United States and other federal, state, local, municipal, foreign or other government or  any governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Joinder Agreement” has the meaning set forth in Section 3.4(a).

“Law” means any applicable constitutional provision, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, or interpretative or advisory opinion or letter of a Governmental Authority.

“Merger Agreement” has the meaning set forth in the recitals.

“Organogenesis Existing Stockholders” means the Organogenesis Existing Stockholders listed on Schedule I and any of their Permitted Transferees that has become a Stockholder in accordance with this Agreement.

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“Permitted Transferee” means with respect to any Person, any Affiliate of such Person, any successor entity of such Person and any investment fund or vehicle with respect to which such Person or an Affiliate thereof serves as the general partner or manager or advisor.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Stockholder” has the meaning set forth in the preamble.

“Subsidiary” means with respect to any Person (i) any corporation or other entity a majority of the Capital Stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by such initial Person or (ii) a partnership in which such initial Person or any direct or indirect Subsidiary of such initial Person is a general partner.

“Transfer” or “Transferred” means any direct or indirect transfer, sale, gift, assignment, exchange, mortgage, pledge, hypothecation, encumbrance or any other disposition (whether voluntary or involuntary or by operation of law) of any Shares (or any interest (pecuniary or otherwise) therein or rights thereto) Beneficially Owned by a Person.  In the event that any Stockholder that is a corporation, partnership, limited liability company or other legal entity (other than an individual, trust or estate) ceases to be controlled by the Person or group of Persons controlling such Stockholder or any Permitted Transferee or Permitted Transferees of such Person or group of Persons, such event shall be deemed to constitute a “Transfer” subject to the restrictions on Transfer contained or referenced herein.  For the avoidance of doubt, any direct or indirect transfer, sale, assignment, exchange or any other disposition by a partner, member or other equity holder of a Stockholder to another Person, of any partnership or membership interest or other equity security of such Stockholder that does not result in the Person or group of Persons controlling such Stockholder or a Permitted Transferee or Permitted Transferees of such Person or group of Persons to cease to control such Stockholder, shall not be deemed to constitute a “Transfer” subject to the restrictions on Transfer contained or referenced herein.

“Voting Securities” means, at any time, shares of any class of Capital Stock or other securities of the Company or any of its Subsidiaries that are then entitled to vote generally in the election of Directors and not solely upon the occurrence and during the continuation of certain specified events, and any securities convertible into or exercisable or exchangeable for such shares of Capital Stock or other securities.

Section 1.2.               Construction.  Unless the context requires otherwise, the gender of all words used in this Agreement includes the masculine, feminine and neuter forms and the singular form of words shall include the plural and vice versa.  All references to Articles and Sections refer to articles and sections of this Agreement, and all references to Schedules and Exhibits are to Schedules and Exhibits attached hereto, each of which is made a part hereof for all purposes.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation” (except to the extent the context otherwise provides).  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

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ARTICLE II

CORPORATE GOVERNANCE

Section 2.1.               Board Representation.

(a)                                 Board Size.  At the Closing, the Company, the Organogenesis Existing Stockholders and the Avista Stockholder shall take such action, including any stockholder votes or written consents in lieu thereof, as may be necessary to cause the board of directors of the Company (the “Board”) to consist, immediately following Closing, of eight (8) Directors as identified on Schedule II.  Until such time as Avista and Avista Offshore collectively no longer hold at least 7.5% of the outstanding Voting Securities, each Stockholder and each of its Permitted Transferees that Beneficially Owns Voting Securities shall vote all of such Voting Securities in favor of maintaining the board size at such number, unless otherwise agreed between the parties hereto.

(b)                                 Board Representation.  From the date hereof, unless the Organogenesis Existing Stockholders and the Avista Stockholder otherwise agree in writing:

(i)                                     At any time that, and for so long as the Avista Stockholder and Avista Offshore collectively own shares of Common Stock that represent at least 7.5% of the then outstanding shares of Common Stock, the Avista Stockholder will have the right to designate one individual, who Avista and the Board shall have determined is independent under all applicable laws and rules, including the rules of the Nasdaq Stock Market LLC (or the listing rules of the applicable exchange at such time) and the Securities and Exchange Commission, for audit committee membership, for election to the Company Board (the “Avista Designee”).

(ii)                                  At any time that, and for so long as the Avista Stockholder has the right to designate the Avista Designee in connection with each election of Directors, the Company shall, and the Organogenesis Existing Stockholders, their Permitted Transferees and the Avista Stockholder shall take all actions necessary to cause the Board (or an authorized committee thereof) to, nominate the Avista Designee, as the case may be, for election as a Director as part of the slate that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of Directors, and to provide the highest level of support for the election of each such Avista Designee, as the case may be, as it provides to any other individual standing for election as a Director as part of the Company’s slate of Directors.  For so long as the Avista Stockholder has the right to designate the Avista Designee, the Board (or an authorized committee thereof) shall not nominate, and the Organogenesis Existing Stockholders, their Permitted Transferees and the Avista Stockholder shall take all actions necessary to cause the Board (or an authorized committee thereof) to refrain from nominating, a number of nominees for any election of Directors that exceeds the number of Directors to be elected.

(iii)                               In the event that an Avista Designee shall cease to serve as a Director for any reason (including any removal thereof) the Avista Stockholder shall have the right to appoint another Avista Designee to fill any vacancy resulting therefrom.  For the avoidance of doubt, it is understood that the failure of the stockholders of the Company to elect any Avista Designee shall not affect the right of the Avista Stockholder to designate the Avista Designee as the case may be, for election pursuant to this Section 2.1(b) in connection with any future election of Directors.

(iv)                              Other than at any such time as the Avista Stockholder and Avista Offshore collectively own less than 7.5% of the then outstanding shares of Common Stock, each Stockholder or its Permitted Transferee that Beneficially Owns Voting Securities shall vote all of such Voting Securities in favor of the Avista Designee nominated in accordance with this Section 2.1(b).  Each Stockholder agrees that if and for so long as the Avista Stockholder is permitted to designate the Avista Designee pursuant to this Section 2.1(b) and such Stockholder or its Permitted Transferee is then entitled to vote for the removal of any such Avista Designee, such Stockholder or its Permitted Transferee will not vote in favor of the removal of any such Avista Designee unless requested in writing by the Avista Stockholder.

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(c)                                  Other Board Matters.

(i)                                     At any time that, and for so long as the Avista Stockholder and Avista Offshore collectively own shares of Common Stock that represent at least 7.5% of the then outstanding shares of Common Stock, each Stockholder or its Permitted Transferee that Beneficially Owns Voting Securities shall vote all of such Voting Securities in favor of any proposal that the Company shall reimburse each Director and Observer (or the Person that designated (or nominated) such Director or Observer) for all reasonable and documented out-of-pocket expenses incurred by such Director or Observer (or the Person that designated (or nominated) such Director or Observer, on his or her behalf) in connection with his or her attendance at meetings of the Board, and any committees thereof, including travel, lodging and meal expenses.

(ii)                                  The Company shall obtain customary director and officer indemnity insurance on commercially reasonable terms as determined by the Board.

Section 2.2.               Board Observer Rights.  At any time that, and for so long as the Avista Stockholder and Avista Offshore collectively own shares of Common Stock that represent at least 7.5% of the then outstanding shares of Common Stock, the Company will permit the Avista Stockholder or a person designated by the Avista Stockholder (the “Observer”), to attend all meetings of the Board and any committees of the Board as an observer and the Board or the applicable committee, shall furnish to such Observer, at the same time and in the same manner as furnished to the directors of the Company or members of such committee, notice of each such meeting, including such meeting’s time and place, and any other materials relevant to such meeting as provided to the directors of the Company or members of the applicable committee; provided, that, Observer shall keep all information received or observed in his or her capacity as the Observer confidential to the same extent as the Observer would be obligated to do as a director of the Company; provided, further, that the Company reserves the right to exclude the Observer from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege.

Section 2.3.               Other Information.  The Company covenants and agrees to deliver to the Avista Stockholder with reasonable promptness, such other information and data, including, but not limited to any information necessary to assist the Avista Stockholder in preparing its tax filings and obtaining and/or preserving its qualification as a “venture capital operating company” as defined in the regulations promulgated under ERISA, with respect to the Company and each of its Subsidiaries as from time to time may be reasonably requested by the Avista Stockholder or other Stockholder, as the case may be.

Section 2.4.               Access.  The Company shall, and shall cause its and its Subsidiaries’ officers, directors, employees, auditors and other agents to (a) afford the officers, employees, auditors and other agents of the Avista Stockholder, during normal business hours and upon reasonable notice, reasonable access and consultation rights at all reasonable times to its officers, employees, auditors, legal counsel, properties, offices, plants and other facilities and to all books and records, and (b) afford the Avista Stockholder the opportunity to discuss the Company’s affairs, finances and accounts with the Company’s officers from time to time as the Avista Stockholder may reasonably request.

Section 2.5.               Outside Activities.   (a) Avista, any Avista Designee, Observer and Affiliate of Avista may engage in or possess any interest in other investments, business ventures or Persons of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Company and its Subsidiaries, and may provide advice and other assistance to any such investment, business venture or Person, (b) the Company and the Stockholders shall have no rights by virtue of this Agreement in and to such investments, business ventures or Persons or the income or profits derived therefrom, and (c) the pursuit of any such investment or venture, even if competitive with the business of the Company and its Subsidiaries, shall not be

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deemed wrongful or improper and shall not constitute a conflict of interest or breach of fiduciary or other duty in respect of the Company, its Subsidiaries or the Stockholders.  None of Avista, any Avista Designee, Observer or any Affiliate of the foregoing, shall be obligated to present any particular investment or business opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be pursued by the Company, and Avista, any Avista Designee, Observer and Affiliate of the foregoing, shall have the right to pursue for its own account (individually or as a partner or a fiduciary) or to recommend to any other Person any such investment opportunity.

ARTICLE III

VCOC

Section 3.1.               VCOC Representative.  This Agreement will confirm the agreement of the Company and the Organogenesis Existing Stockholders that the Avista Stockholder, in connection with Avista’s acquisition and ownership of an interest in the Company, will be entitled to the following contractual rights with respect to the Company immediately following execution of this Agreement and so long as the Avista Stockholder and Avista Offshore collectively own shares of Common Stock that represent at least 7.5% of the then outstanding shares of Common Stock:

(b)                                 The Avista Stockholder shall be permitted to select one representative (the “Representative”) to consult with and advise management of the Company and its direct and indirect Subsidiaries on significant business issues, including such management’s proposed annual operating plans, and management of the Company and its direct and indirect Subsidiaries will make itself available to meet with the Representative regularly during each year by telephone or at the facilities of the Company and/or its direct and indirect Subsidiaries at mutually agreeable times, on reasonable prior written notice, for such consultation and advice and to review progress in achieving such plans.

(c)                                  The Company will notify the Representative as soon as reasonably practicable of any material development affecting the Company’s or any of its direct or indirect Subsidiaries’ business and affairs, including significant changes in management personnel or employee compensation or benefits, introduction of new lines of business, important acquisitions and the proposed compromise of any significant litigation, and the Company shall provide the Representative with the opportunity, on reasonable prior written notice, to consult with and advise the Company’s and/or its direct or indirect Subsidiaries’ management, as applicable, of the Representative’s views with respect thereto.

(d)                                 The Representative may discuss the business operations, properties and financial and other condition of the Company and its direct and indirect Subsidiaries with the Company’s independent certified accountants and investment bankers, on reasonable prior written notice to the Company.

(e)                                  The Representative may examine the books and records of the Company and its direct and indirect Subsidiaries and visit and inspect their respective facilities, and may reasonably request information at reasonable times and intervals concerning the general status of the Company’s and its direct and indirect Subsidiaries’ financial conditions and operations.

(f)                                   The Representative shall be entitled to request that the Company provide it, when available, with copies of (i) all financial statements, forecasts and projections provided to or approved by the board of directors of the Company or any of its direct or indirect Subsidiaries; (ii) all notices, minutes, proxy materials, consents and correspondence and other material that the Company or any of its direct or indirect Subsidiaries provides to its directors and stockholders; (iii) any letter issued to the Company or any of its direct or indirect Subsidiaries by its accountants with respect to the internal controls of the Company or any of its direct or indirect Subsidiaries; (iv) any documents filed by the Company or any of its direct or indirect Subsidiaries with any regulatory or similar authority; and/or (v) such other business and financial data as the Representative reasonably may request in writing from time to time.

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(g)                                  The aforementioned rights are intended to satisfy the requirement of management rights for purposes of qualifying the Avista Stockholder’s investment in the Company as a “venture capital investment” for purposes of the Department of Labor “plan assets” regulation, 29 C.F.R. §2510.3-101. In the event the aforementioned rights are not satisfactory for such purpose, Avista and the Company shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights that satisfy such regulations.

(h)                                 The rights described in this Article III with respect to the Avista Stockholder shall apply and continue for so long as the Avista Stockholder and Avista Offshore collectively own shares of Common Stock that represent at least 7.5% of the then outstanding shares of Common Stock, which securities shall be deemed to be owned and to remain outstanding notwithstanding any conversion, exercise or exchange of such securities for other securities.

ARTICLE IV

MISCELLANEOUS

Section 4.1.               Termination.  This Agreement shall terminate only (i) by written consent of both (A) Organogenesis Existing Stockholders holding a majority of the then outstanding shares of Common Stock held by all Organogenesis Existing Stockholders and (b) the Avista Stockholder, or (ii) at such time as the Avista Stockholder no longer holds any shares of Common Stock of the Company.  Termination of this Agreement shall not relieve any party for the breach of any obligations under this Agreement prior to such termination.  Notwithstanding any such termination of this Agreement, Section 2.1(c)(i) and this Article III shall survive any termination of this Agreement.

Section 4.2.               Amendments and Waivers.  Except as otherwise provided herein, this Agreement may not be amended except by an instrument in writing signed by each of (i) the Company, (ii) Organogenesis Existing Stockholders holding a majority of the then outstanding shares of Common Stock held by all Organogenesis Existing Stockholders and (iii) the Avista Stockholder; provided that any party may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose.  Prompt written notice of any amendment to this Agreement shall be given to all Stockholders.  No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly in writing and executed and delivered by the party against whom such waiver is claimed.  A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to this Agreement is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to this Agreement.  Failure on the part of a Person to complain of any act of any Person or to declare any Person in default, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

Section 4.3.               Successors, Assigns and Transferees.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns (including Permitted Transferees, who shall be required as a condition to any transfer by an Organogenesis Existing Stockholder to a Permitted Transferee, to execute a joinder in the form attached hereto as Exhibit A) and; and by their signatures hereto, each party intends to and does hereby become bound.  The rights and obligations of the parties shall not be assigned without the prior written consent of the Organogenesis Existing Stockholders and Avista.  Any assignment of rights or obligations in violation of this Section 3.3 shall be null and void.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained other than the parties hereto and their respective permitted successors and assigns.

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Section 4.4.               Notices.

(a)                                 Except as expressly set forth to the contrary in this Agreement, all notices, requests or consents provided for or required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, sent via email or facsimile and confirmed, or mailed by certified mail, return receipt requested, or sent by nationally recognized overnight delivery service with proof of receipt maintained, at the following addresses (or any other address that any such party may designate by written notice to the other parties):

if to the Company, to:

Organogenesis Holdings Inc.

85 Dan Road

Canton, MA 02021
Attention: Lori Freedman, General Counsel
Email:                                                            LFreedman@organo.com

Facsimile:                                         (781) 830-2338

with a copy (which shall not constitute notice) to:

Foley Hoag LLP

155 Seaport Boulevard

Boston, MA 02210
Attention: William R. Kolb, Esq.
Email:                                                            wrk@foleyhoag.com
Facsimile:                                         (617) 832-7000

if to the Organogenesis Existing Stockholders (or any of them), to:

85 Dan Road
Canton, MA 02021
Attention:  General Counsel
Telephone:                                   (781) 830-2338
Email:                                                            LFreedman@organo.com

with a copy (which shall not constitute notice) to:

Foley Hoag LLP
155 Seaport Boulevard
Boston, MA  02210
Attention:  William R. Kolb, Esq.
Telephone:                                   (617) 832-1209
Fax:                                                                       (617) 832-7000
Email:                                                            wrk@foleyhoag.com

if to the Organogenesis Existing Stockholders, to the address set forth opposite their respective name on Schedule I;

with a copy (which shall not constitute notice) to:

Foley Hoag LLP
155 Seaport Boulevard
Boston, MA  02210
Attention:  William R. Kolb, Esq.
Telephone:                                   (617) 832-1209

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Fax:                                                                       (617) 832-7000
Email:                                                            wrk@foleyhoag.com

if to the Avista Stockholder, to:

Avista Capital Partners IV, L.P.

65 East 55th Street

18th Floor

New York, NY 10022
Attention:                                         Ben Silbert, Esq.
Email:                                                            Silbert@avistacap.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 5th Avenue
New York, New York 10153
Attn:                                                                    Michael J. Aiello / Jaclyn L. Cohen
Email:                                                            michael.aiello.com / jackie.cohen@weil.com
Facsimile:                                         (212) 310—8007

and, if to any Stockholder who becomes a party to this Agreement after the date hereof, to the address and facsimile number set forth below its name on the signature page hereto or on the applicable document (a “Joinder Agreement”) substantially in the form attached hereto as Annex A or otherwise in form and substance reasonably satisfactory to the Company.

(b)                                 Any such notice shall, if delivered personally, be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt; shall, if delivered by facsimile, be deemed received on the first Business Day following confirmation; shall, if delivered by nationally recognized overnight delivery service, be deemed received the first Business Day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five (5) Business Days after the date of deposit in the mail.

(c)                                  To the extent permitted by Law, whenever any notice is required to be given by Law or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 4.5.               Entire Agreement.  Except as otherwise expressly set forth herein, this Agreement, together with the Transaction Agreements, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 4.6.               Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.  It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, by Law, or otherwise afforded to any party, shall be cumulative and not alternative.

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Section 4.7.               Governing Law; Severability; Limitation of Liability; Judicial Proceedings.

(a)                                 This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflicts of law rules of such state.

(b)                                 In the event of a direct conflict between the provisions of this Agreement and any mandatory, non-waivable provision of the DGCL, such provision of the DGCL shall control.  In the event of a direct conflict between the provisions of this Agreement and the Certificate of Incorporation or bylaws of the Company, this Agreement shall control as between the parties hereto and the parties hereto furthermore undertake to exercise their powers as Stockholders to amend the Certificate of Incorporation or bylaws, as applicable, so as to be consistent with and give effect to the terms of this Agreement.  If any provision of the DGCL provides that it may be varied or superseded in the Certificate of Incorporation or bylaws of a corporation, such provision shall be deemed superseded and waived in its entirety if this Agreement contains a provision addressing the same issue or subject matter.

(c)                                  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.  Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(d)                                 To the fullest extent permitted by Law, none of the Company, any Stockholder or any other party to this Agreement shall be liable to any of the other such Persons for punitive, special, exemplary or consequential damages, including damages for loss of profits, loss of use or revenue or losses by reason of cost of capital, arising out of or relating to this Agreement or the transactions contemplated hereby, regardless of whether based on contract, tort (including negligence), strict liability, violation of any applicable deceptive trade practices act or similar Law or any other legal or equitable principle, and the Company, each Stockholder and each other party releases each of the other such Persons from liability for any such damages.

(e)                                  In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties unconditionally accepts the exclusive jurisdiction and venue of any United States District Court located in the State of Delaware, or of the Court of Chancery of the State of Delaware, and the appellate courts to which orders and judgments thereof may be appealed.  In any such judicial proceeding, the parties agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by Law, service of process may be made by delivery provided pursuant to the directions in Section 3.4.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)                                   To the fullest extent permitted by Law, the parties hereby irrevocably waive any objection which they may now or hereafter have to the laying of venue of any claim, controversy or dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such courts or any defense of inconvenient forum for the maintenance of such claim, controversy or dispute.  Each of the parties agrees that a final and unappealable judgment in any such claim, controversy or dispute shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment, or in any other manner provided by Law.

Section 4.8.               Equitable Relief.  The parties hereby confirm that damages at Law would be an inadequate remedy for a breach or threatened breach of this Agreement and agree that, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but, nothing herein

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contained is intended to, nor shall it, limit or affect any right or rights at Law or by statute or otherwise of a party aggrieved as against another party for a breach or threatened breach of any provision hereof, it being the intention by this Section 3.8 to make clear the agreement of the parties that the respective rights and obligations of the parties hereunder shall be enforceable in equity as well as at Law or otherwise and that the mention herein of any particular remedy shall not preclude a party from any other remedy it or he might have, either in Law or in equity.

Section 4.9.               Aggregation of Shares.  Notwithstanding anything to the contrary herein all Shares held or acquired by a Stockholder and its Affiliates shall be aggregated together for purposes of determining the rights or obligations of a Stockholder (other than the rights set forth in Sections 2.4 and 2.5 hereof which are for the benefit of Avista only), or application of any restrictions to a Stockholder, or reference to its shares of Common Stock under this Agreement, in each instance in which such right, obligation or restriction is determined by any ownership threshold.  Within a group of investors that are Affiliates, the members of such group of investors may allocate the ability to exercise any rights of such group of investors under this Agreement in any manner that such group of investors (by approval of the holders of a majority of shares of Common Stock held by such group) sees fit, subject to the other terms of this Agreement.

Section 4.10.        Subsequent Acquisition of Shares.  Any shares of Common Stock acquired subsequent to the date hereof by a Stockholder shall be subject to the terms and conditions of this Agreement and such securities shall be considered to be “shares of Common Stock” as such term is used herein for purposes of this Agreement.

Section 4.11.        Table of Contents, Headings and Captions.  The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 4.12.        No Recourse.  Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered contemporaneously herewith, and notwithstanding the fact that any party hereto may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the named parties hereto shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any documents or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any other party (or any of their successor or permitted assignees), against any former, current, or future general or limited partner, manager, stockholder or member of any Organogenesis Existing Stockholders or Avista (or any of their successors or permitted assignees) or any Affiliate thereof or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, but in each case not including the named parties hereto (each, but excluding for the avoidance of doubt, the named parties hereto, an “Associated Person”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against the Associated Persons, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Associated Person, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, under any documents or instruments delivered contemporaneously herewith, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation.

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Section 4.13.        Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereto duly authorized) as of the day and year first written above.

AVISTA CAPITAL PARTNERS IV, L.P.

By:
Name:
Title:

ORGANOGENESIS EXISTING STOCKHOLDERS:

ORGANO PFG LLC

By:
Name:
Title:

By:
Name:
Title:

ORGANO INVESTORS LLC

By:
Name:
Title:

By:
Name:
Title:

GN 2016 FAMILY TRUST U/A/D AUGUST 12, 2016

By:
Name:
Title:

GN 2016 ORGANO 10-YEAR GRAT U/A/D SEPTEMBER 30, 2016

By:
Name:
Title:

DENNIS ERANI 2012 ISSUE TRUST

By:
Name:
Title:

ORGANOGENESIS EXISTING STOCKHOLDERS (continued):

ALBERT ERANI FAMILY TRUST DATED 12/29/2012

By:
Name:
Title:

ALAN ADES 2014 GRAT

By:
Name:
Title:

Alan A. Ades

Albert Erani

Dennis Erani

Glenn H. Nussdorf

SCHEDULE I

Stockholders Name	Addresses for Notice	Shares of Common Stock
Organo PFG LLC	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
Organo Investors LLC	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
Alan Ades 2014 GRAT	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
Albert Erani Family Trust dated 12/29/2012	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
Dennis Erani 2012 Issue Trust	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
GN 2016 Family Trust u/a/d August 12, 2016	35 Sawgrass Drive Bellport, New York 11713
GN 2016 Organo 10-Year GRAT u/a/d September 30, 2016	35 Sawgrass Drive Bellport, New York 11713
Alan A. Ades	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
Albert Erani	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
Dennis Erani	c/o A&E Stores, Inc. 1000 Huyler Street Teterboro, NJ 07608
Glenn H. Nussdorf	35 Sawgrass Drive Bellport, New York 11713
Total	N/A

SCHEDULE II

INITIAL DIRECTORS

Alan Ades

Albert Erani

Glenn Nussdorf

Maurice Ades

Gary Gillheeney

Art Liebowitz

Wayne Mackie

Joshua Tamaroff (or such other alternate Avista Designee, who Avista and the Board shall have determined is independent under all applicable laws and rules, including the rules of the Nasdaq Stock Market LLC (or the listing rules of the applicable exchange at such time) and the Securities and Exchange Commission, for audit committee membership, as Avista may notify the Company and the Organogenesis Existing Stockholders in writing prior to the Closing)

ANNEX A

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Stockholders’ Agreement (the “Stockholders’ Agreement”), dated as of [•], 2018 and as it may be amended from time to time in accordance with its terms, by and among [•], and any other Persons who become parties to the Stockholders Agreement’ pursuant to a Joinder Agreement.

Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Stockholders’ Agreement.

By executing and delivering this Joinder Agreement to the Stockholders’ Agreement, the undersigned hereby adopts and approves the Stockholders’ Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the transferee of Shares, to be bound by and to comply with the provisions of the Stockholders’ Agreement that were applicable to the transferor of such Shares, in the same manner as if the undersigned were an original signatory to the Stockholders’ Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the      day of        , 20  .

[NAME OF STOCKHOLDER]

By:
Name:
Title:

Address: [Address]
Attention: [Name]
Facsimile: [Facsimile Number]

Exhibit B

Assignment Form

SCHEDULE OF TRANSFERS OF TRANSFEREE ACQUIRED SHARES

Subscriber’s original Subscription was in the amount [    ] shares of Class A Common Stock of Organogenesis Holdings Inc.  The following transfers of a portion of the original number of Shares have been made:

Date of Transfer	Transferee	Number of Transferee Acquired Shares Transferred	Subscriber Revised Subscription Amount

TO BE EXECUTED UPON ANY ASSIGNMENT:

Exhibit B as of                       , 2018, accepted and agreed to as of this      day of        , 2018 by:

[AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.			[ORGANOGENESIS HOLDINGS, INC.

By:		By:
	Name:		Name:
	Title:]		Title:]

SUBSCRIBER			TRANSFEREE

By:		By:
	Name:		Name:
	Title:		Title:

Exhibit C

Form of Warrant Agreement

Exhibit D

Form of Registration Rights Agreement

FORM OF AGREEMENT

EXHIBIT D

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•] is made and entered into by and among Avista Healthcare Public Acquisition Corp., a Delaware corporation (“AHPAC”), Avista Acquisition Corp., a Cayman Islands exempted company (the “Sponsor”), the undersigned parties listed under Existing Holders on the signature page hereto (each such party, together with the Sponsor and any person or entity deemed an “Existing Holder” who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, an “Existing Holder” and collectively the “Existing Holders”), the undersigned parties listed under New Holders on the signature page hereto (each such party, together with any person or entity deemed an “New Holder” who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, a “New Holder” and collectively, the “New Holders”). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Merger Agreement (as defined below).

RECITALS

WHEREAS, on October 10, 2016 (the “Original Execution Date”), AHPAC and the Existing Holders entered into that certain Registration Rights Agreement (the “Existing Registration Rights Agreement”), pursuant to which AHPAC granted the Existing Holders certain registration rights with respect to certain securities of AHPAC;

WHEREAS, AHPAC has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of [•], 2018, by and among AHPAC, Organogenesis Inc., a Delaware corporation, and Avista Healthcare Merger Sub, Inc., a Delaware corporation;

WHEREAS, upon the closing of the transactions contemplated by the Merger Agreement and subject to the terms and conditions set forth therein, (a) the New Holders will hold shares of Class A common stock, par value $0.0001, of AHPAC (“Class A Common Stock”) and (b) the Existing Holders will hold shares of Class B common stock, par value $0.0001, of AHPAC (“Class B Common Stock”), in each case, in such amounts and subject to such terms and conditions as set forth in the Merger Agreement;

WHEREAS, pursuant to Section 5.5 of the Existing Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of AHPAC and the Existing Holders of a majority-in-interest of the “Registrable Securities” (as such term was defined in the Existing Registration Rights Agreement) at the time in question; and

WHEREAS, AHPAC and all of the Existing Holders desire to amend and restate the Existing Registration Rights Agreement in order to provide the Existing Holders and the New Holders certain registration rights with respect to certain securities of AHPAC, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                               Definitions.  The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of AHPAC, after consultation with counsel to AHPAC, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) AHPAC has a bona fide business purpose for not making such information public.

“Affiliate” shall mean, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such Person.  For the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” shall have the meaning given in the Preamble.

“AHPAC” shall have the meaning given in the Preamble.

“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Blackout Period” shall have the meaning given in Section 3.4.

“Board” shall mean the Board of Directors of AHPAC.

“Class A Common Stock” shall have the meaning given in the Recitals hereto.

“Class B Common Stock” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demanding Holder” means, as applicable, the Holders making a written demand for the Registration of Registrable Securities pursuant to subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Existing Holders” shall have the meaning given in the Preamble.

“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Family Group” shall mean, with respect to any Person, such Person, such Person’s spouse, such Person’s or his/her spouse’s mother, father, descendants, sisters, brothers, aunts, uncles, first cousin, spouses of such Person’s descendants, sisters, brothers, aunts, uncles, first cousin and any trust, foundation or other legal entity controlled by such Person or any of such Person’s spouse or descendants, sisters, brothers, aunts, uncles, first cousin, and estate planning (or similar) vehicles for the benefit of any of the foregoing Persons.  Family Group members include Persons who are such by birth or adoption.

“Form S-1” shall mean any Form S-1 or any similar long-form registration statement that may be available at such time.

“Form S-3” shall have the meaning given in Section 2.3.

“Founder Lock-up Period” shall mean, with respect to the Founder Stock held by the Existing Holders or their Permitted Transferees, the period ending on the earlier of (a) one year after the date hereof, (b) the first date the closing price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period

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commencing at least 150 days after the date hereof and (c) the date on which AHPAC completes a liquidation, merger, stock exchange, reorganization or other similar transaction which results in all of AHPAC’s stockholders having the right to exchange their Class A Common Stock for cash, securities or other property.

“Founder Stock” shall mean all shares of Class B Common Stock that are issued and outstanding as of the date hereof and all shares of Class A Common Stock issued upon conversion thereof.

“Holders” means the PIPE Holders, the Existing Holders, the New Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2.

“Lender Holders” shall mean the New Holders, solely in respect of the Registrable Securities received by them pursuant to that certain Exchange Agreement, dated on or around the date hereof, by and among AHPAC and the lenders listed in Schedule A thereof.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus in the light of the circumstances under which they were made) not misleading.

“New Holders” shall have the meaning given in the Preamble.

“New Holder Lock-Up Period” shall mean, with respect to the Restricted Shares that are held by the New Holders or their Permitted Transferees, the period ending six (6) months after the date hereof.

“Original Execution Date” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean a person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Founder Lock-up Period or New Holder Lock-Up Period, as applicable, in accordance with this Agreement and any other agreement between AHPAC and such Holder.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“PIPE Holders” shall mean Avista Capital Partners IV, L.P., a Delaware limited partnership and Avista Capital Partners IV (Offshore), L.P., a limited partnership formed under the laws of the Bermuda.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the shares of Class A Common Stock issued upon the conversion of Class B Common Stock, (b) any outstanding shares of Class A Common Stock or any other equity security of AHPAC held by an Existing Holder as of the date of this Agreement (including the shares of Class A Common Stock issued or issuable upon the exercise of any such other equity security), (c) any equity securities of AHPAC issuable upon conversion of any working capital loans in an amount up to $1,500,000 made to AHPAC by an Existing Holder (including the shares of Class A Common Stock issued or issuable upon the exercise of any such equity security), (d) any outstanding shares of Class A Common Stock or any other equity security of AHPAC held by a New Holder or a PIPE Holder as of the date of this Agreement (including the shares of Class A Common Stock issued or issuable upon the exercise of any such other equity security), and (e) any other equity security of AHPAC issued or issuable with respect to any shares of Class A Common Stock described in the foregoing clauses (a) through (e) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become

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effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by AHPAC and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)                               all registration, listing and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the shares of Class A Common Stock are then listed;

(B)                               fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)                               printing, messenger, telephone and delivery expenses (including the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto);

(D)                               reasonable fees and disbursements of counsel for AHPAC;

(E)                                reasonable fees and disbursements of all independent registered public accountants of AHPAC (including any fees and expenses arising from any special audits or “comfort letters”) and any other Persons retained by AHPAC in connection with or incident to any registration of Registrable Securities pursuant to this Agreement;

(F)                                 reasonable fees and expenses of one (1) legal counsel selected by either (i) the majority-in-interest of the Demanding Holders (and any local or foreign counsel) initiating a Demand Registration or Shelf Underwritten Offering (including, without limitation, a Block Trade), or (ii) a of a majority-in-interest of participating Holders under Section 2.3 if the Registration was initiated by the Company for its own  account or that of a Company stockholder other than pursuant to rights under this Agreement, in each case to be registered for offer and sale in the applicable Registration.

(G)                               all transfer agent’s and registrar’s fees;

(H)                              customary fees and expenses incurred in connection with any “road show” for underwritten offerings; and

(I)                                   customary fees and expenses of underwriters (other than Selling Expenses) customarily paid by the issuers of securities.

“Registration Rights” shall have the meaning given in Section 5.6.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Restricted Shares” shall have the meaning given in Section 3.6.

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“Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Sponsor” shall have the meaning given in the Recitals hereto.

“Suspension Period” shall have the meaning given in Section 3.4.

“Transfer” shall have the meaning given in Section 3.6.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of AHPAC are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

ARTICLE II
REGISTRATIONS

2.1                               Demand Registration.

2.1.1                     Request for Registration.  Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, (a) the Existing Holders of at least a majority-in-interest of the then-outstanding number of Registrable Securities held by the Existing Holders, (b) the New Holders of at least a majority-in-interest of the then-outstanding number of Registrable Securities held by the New Holders or (c) the PIPE Holders of at least a majority-in-interest of the then-outstanding number of Registrable Securities held by the PIPE Holders (the “Demanding Holders”), in each case, may make a written demand for Registration of all or a part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”).  AHPAC shall, within ten (10) days of AHPAC’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify AHPAC, in writing, within five (5) days after the receipt by the Holder of the notice from AHPAC.  Upon receipt by AHPAC of any such written notification from a Requesting Holder(s) to AHPAC, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and AHPAC shall effect, as soon thereafter as practicable, but not more than forty five (45) days immediately after AHPAC’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration.  Under no circumstances shall AHPAC be obligated to effect more than (x) an aggregate of three (3) Registrations pursuant to a Demand Registration by the Existing Holders under this subsection 2.1.1 with respect to any or all Registrable Securities held by such Existing Holders, (y) an aggregate of three (3) Registrations pursuant to a Demand Registration by the PIPE Holders under this subsection 2.1.1 with respect to any or all Registrable Securities held by such PIPE Holders and (z) an aggregate of three (3) Registrations pursuant to a Demand Registration by the New Holders under this subsection 2.1.1 with respect to any or all Registrable Securities held by such New Holders.  Notwithstanding the foregoing, AHPAC shall not be required to give effect to a Demand Registration from a Demanding Holder if AHPAC has registered Registrable Securities pursuant to a Demand Registration from such Demanding Holder in the preceding one-hundred and fifty (150) days.

2.1.2                     Effective Registration.  Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) AHPAC has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other

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governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify AHPAC in writing, but in no event later than five (5) days, of such election; provided, further, that AHPAC shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3                     Underwritten Offering.  Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders so advise AHPAC as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering (including a Block Trade), then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein.  All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.1.4                     Reduction of Underwritten Offering.  If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to a Demand Registration, in good faith, advises AHPAC, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Class A Common Stock or other equity securities that AHPAC desires to sell and the shares of Class A Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then AHPAC shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the PIPE Holders and the Lender Holders that are Demanding Holders or Requesting Holders (in each case pro rata based on the respective number of Registrable Securities that such Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that such Demanding Holders and Requesting Holders have requested be included in such Underwritten Offering (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the Existing Holders and the other New Holders that are Demanding Holders or Requesting Holders (Pro Rata) without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of any other Holders (Pro Rata) without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under clauses (i) to (iii), shares of Class A Common Stock or other equity securities that AHPAC desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (v) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) to (iv), the shares of Class A Common Stock or other equity securities of other persons or entities that AHPAC is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5                     Demand Registration Withdrawal.  Any of the Demanding Holders initiating a Demand Registration or any of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration pursuant to subsection 2.1.1 for any or no reason whatsoever upon written notification to AHPAC and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to (x) in the case of a Demand Registration not involving any Underwritten Offering, the effectiveness of the applicable Registration Statement or (y) in the case of any Demand Registration involving an Underwritten Offering, prior to the pricing of such Underwritten Offering; provided, however, that upon withdrawal by a majority-in-interest of the Demanding Holders initiating a Demand Registration, AHPAC shall cease all efforts to secure effectiveness of the applicable Registration Statement or complete the

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Underwritten Offering, as applicable.  Notwithstanding anything to the contrary in this Agreement, AHPAC shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

2.2                               Piggyback Registration.

2.2.1                     Piggyback Rights.  If AHPAC proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of AHPAC (or by AHPAC and by the stockholders of AHPAC including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to AHPAC’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of AHPAC or (iv) for a dividend reinvestment plan, then AHPAC shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”).  AHPAC shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of AHPAC included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.  All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by AHPAC.

2.2.2                     Reduction of Piggyback Registration.  If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises AHPAC and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the shares of Class A Common Stock that AHPAC desires to sell, taken together with (i) the shares of Class A Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant Section 2.2 hereof, and (iii) the shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of AHPAC, exceeds the Maximum Number of Securities, then:

(a)                                 If the Registration is undertaken for AHPAC’s account, AHPAC shall include in any such Registration (i) first, the shares of Class A Common Stock or other equity securities that AHPAC desires to sell, which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the PIPE Holders and the Lender Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities that each PIPE Holder or Lender Holder has requested to be included in such Piggyback Registration and the aggregate number of Registrable Securities that the PIPE Holders and Lender Holders have requested be included in such Piggyback Registration, which can be sold without exceeding the Maximum Number of Securities, (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of the other Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities that each Holder has requested to be included in such Piggyback Registration and the aggregate number of Registrable Securities that the Holders have requested be included in such Piggyback Registration, which can be sold without exceeding the Maximum Number of Securities, and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) to (iii), the shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of AHPAC, which can be sold without exceeding the Maximum Number of Securities;

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(b)                                 If the Registration is pursuant to a request by Holders of Registrable Securities, then AHPAC shall include in any such Registration (i) first, the Registrable Securities of the PIPE Holders and the Lender Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof (Pro Rata) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of the Existing Holders and the other New Holders (Pro Rata) without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of any other Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof (Pro Rata) without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under clauses (i) to (iii), shares of Class A Common Stock or other equity securities that AHPAC desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (v) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) to (iv), the shares of Class A Common Stock or other equity securities of other persons or entities that AHPAC is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons exercising such rights and that can be sold without exceeding the Maximum Number of Securities.

(c)                                  If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then AHPAC shall include in any such Registration (i) first, the shares of Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (ii) second, the Registrable Securities of the PIPE Holders and the Lender Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof (Pro Rata) that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) or (ii), the Registrable Securities of the Existing Holders and the other New Holders (Pro Rata) without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) to (iii), the Registrable Securities of any other Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof (Pro Rata) without exceeding the Maximum Number of Securities; (v) fifth, to the extent that the Maximum Number of Securities has not been reached under clauses (i) to (iv), shares of Class A Common Stock or other equity securities that AHPAC desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (vi) sixth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) to (v), the shares of Class A Common Stock or other equity securities of other persons or entities that AHPAC is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons exercising such rights and that can be sold without exceeding the Maximum Number of Securities.

2.2.3                     Piggyback Registration Withdrawal.  Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to AHPAC and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to (x) in the case of a Piggyback Registration not involving an Underwritten Offering, prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or (y) in the case of any Piggyback Registration involving an Underwritten Offering, prior to the pricing of such Underwritten Offering.  AHPAC (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.  Notwithstanding anything to the contrary in this Agreement, AHPAC shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4                     Unlimited Piggyback Registration Rights.  For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under subsection 2.1.1 hereof.

2.3                               Registrations on Form S-3.  The Holders of Registrable Securities may at any time, and from time to time, request in writing that AHPAC, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”).  Within five (5) days of AHPAC’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration

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on Form S-3, AHPAC shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify AHPAC, in writing, within ten (10) days after the receipt by the Holder of the notice from AHPAC.  As soon as practicable thereafter, but not more than twelve (12) days after AHPAC’s initial receipt of such written request for a Registration on Form S-3, AHPAC shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that AHPAC shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of AHPAC entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $5,000,000. The Holders agree that in any Underwritten Offering under such Form S-3 in which the number of Registrable Securities that the Holders have requested to sell exceeds the Maximum Number of Securities, then the Registrable Securities of such Holders to be included in such Underwritten Offering shall be determined in accordance with Section 2.1.4.

2.4                               Restrictions on Registration Rights.  If (A) during the period starting with the date sixty (60) days prior to AHPAC’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, an AHPAC initiated Registration and provided that AHPAC has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Offering and AHPAC and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to AHPAC and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case AHPAC shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to AHPAC for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement.  In such event, AHPAC shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that AHPAC shall not defer its obligation in this manner more than once in any 12-month period; provided, further, however, that in such event, the Demanding Holders will be entitled to withdraw their request for a Demand Registration and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration, and AHPAC will pay all registration expenses in connection with such withdrawn Registration.

2.5                               Underwritten Shelf Offerings and Block Trades. Notwithstanding any other provision of this Article II, but subject to Sections 2.4 and 3.4, a Holder has a right to elect to sell its Registrable Securities in an underwritten shelf offering or a Block Trade (a “Shelf Underwriting”) at a time when, and pursuant to, a Form S-3 covering the applicable Registrable Securities is effective or AHPAC is eligible to file a Form S-3 with immediate effectiveness. Notwithstanding any other time periods in this Article II, a demanding Holder shall provide written notice (a “Shelf Underwriting Request”) of its election to sell such Holder’s Registrable Securities to AHPAC specifying (i) the proposed date of the commencement of the Shelf Underwriting, which date shall be at least ten (10) business days after the date of such Shelf Underwriting Notice, and (ii) the number of such Holder’s Registrable Securities to be included in such Shelf Underwriting. AHPAC shall give written notice (a “Shelf Underwriting Notice”) to the other Holders as promptly as practicable, but no later than two (2) business days after receipt of the Shelf Underwriting Request. The Company shall include in such Shelf Underwriting (i) the number of Registrable Securities requested to be included in such Shelf Underwriting by the demanding Holder and (ii) the number of shares of Registrable Securities of any other Holders who shall have made a written request to AHPAC within five (5) business days of receipt of the Shelf Underwriting Notice to include their Registrable Securities in such Shelf Underwriting (which request shall have specified the maximum number of Registrable Securities intended to be sold by such requesting Holder in such Shelf Underwriting); provided, however, that the Holders agree that in any Shelf Underwriting in which the number of Registrable Securities that the Holders have requested to sell exceeds the Maximum Number of Securities, then the Registrable Securities of such Holders to be included in such Shelf Underwriting shall be determined in accordance with the cut back provisions set forth in Section 2.1.4. Notwithstanding any other provision of this Article II, but subject to Sections 2.4 and 3.4, as expeditiously as possible, AHPAC shall use its reasonable best efforts to facilitate such Shelf Underwriting on the requested date. The Holders shall use reasonable best efforts to work with AHPAC and the Underwriters  in order to facilitate preparation of the Registration Statement, Prospectus

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and other offering documentation related to the Shelf Underwriting and any related due diligence and comfort procedures.

ARTICLE III
AHPAC PROCEDURES

3.1                               General Procedures.  If AHPAC is required to effect the Registration of Registrable Securities, AHPAC shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto AHPAC shall, as expeditiously as possible:

3.1.1                     prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2                     prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by AHPAC or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3                     prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and to such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the one legal counsel for such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders (and in each case shall consider in good-faith any comments provided by such persons);

3.1.4                     prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of AHPAC and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that AHPAC shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5                     cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by AHPAC are then listed;

3.1.6                     provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7                     advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of comments by the Commission, any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such

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purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8       at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus;

3.1.9       notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10     permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement and each such Prospectus included therein or filed with the Commission, Commission, and each amendment or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of AHPAC and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and will and cause AHPAC’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters if requested by AHPAC enter into a confidentiality agreement, in form and substance reasonably satisfactory to AHPAC, prior to the release or disclosure of any such information;

3.1.11     obtain a “cold comfort” letter from AHPAC’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12     if such offering is an Underwritten Offering of Registrable Securities, use its reasonable best efforts to provide to the Underwriters legal opinions and negative assurance letters of AHPAC’s outside counsel, addressed to the underwriters in form, substance and scope reasonably satisfactory to such Underwriters covering such matters of the type customarily covered by legal opinions and negative assurance letters of such nature and other matters as may be reasonably requested by such Underwriters;

3.1.13     in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14     make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of AHPAC’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder, including Rule 158 thereunder (or any successor rule promulgated by the Commission);

3.1.15     if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of AHPAC to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16     otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2          Registration Expenses.  The Registration Expenses of all Registrations shall be borne by AHPAC.  It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts and brokerage fees, and, other than as set

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forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3          Requirements for Participation in Underwritten Offerings.

3.3.1       No person may participate in any Underwritten Offering for equity securities of AHPAC pursuant to a Registration initiated by AHPAC hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by AHPAC and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.3.2       Holders participating in an Underwritten Offering may, at their option, require that any or all of the representations and warranties by AHPAC to and for the benefit of the Underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such Underwriters shall also be made to and for the benefit of such Holders; provided, however, that AHPAC shall not be required to make any representations or warranties with respect to written information specifically provided by a Holder in writing for inclusion in the Registration Statement.

3.4          Suspension of Sales; Adverse Disclosure.  Upon receipt of written notice from AHPAC that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that AHPAC hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by AHPAC that the use of the Prospectus may be resumed (any such period, a “Suspension Period”).  If the filing, initial effectiveness or continued use of a (including in connection with any Underwritten Offering) Registration Statement in respect of any Registration at any time would require AHPAC to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to AHPAC for reasons beyond AHPAC’s control, AHPAC may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of (including in connection with any Underwritten Offering), such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by AHPAC to be necessary for such purpose (any such period, a “Blackout Period”) and in no event shall (i) AHPAC deliver notice of a Blackout Period to the Holders more than two times in any calendar year (or more than once in a six month period) or (ii) Blackout Periods be in effect for an aggregate of forty-five (45) days or more in any calendar year.  In the event AHPAC exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.  AHPAC shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5          Reporting Obligations.  As long as any Holder shall own Registrable Securities, AHPAC, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by AHPAC after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings (the delivery of which will be satisfied by AHPAC’s filing of such reports on the Commission’s EDGAR system).  AHPAC further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Class A Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated by the Commission), including providing customary legal opinions to AHPAC’s transfer agent with respect thereto.  Upon the request of any Holder, AHPAC shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6          Transfer Restrictions.

3.6.1       During the New Holder Lock-Up Period, no New Holder shall offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or distribute (“Transfer”) any shares of Class A Common Stock or any other options or warrants to purchase any shares of Class A Common Stock or any

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securities convertible into, exercisable for, exchangeable for or that represent the right to receive shares of Class A Common Stock, whether now owned or hereinafter acquired, that is owned directly by such New Holder (including securities held as a custodian) or with respect to which such New Holder has beneficial ownership within the rules and regulations of the Commission other than Registrable Securities issued to the Lender Holders pursuant to that certain Exchange Agreement, dated on or about the date hereof, by and among AHPAC and the Lender Holders (collectively, the “Restricted Shares”). The foregoing restriction is expressly agreed to preclude each New Holder from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Restricted Shares even if such Restricted Shares would be disposed of by someone other than such New Holder.  Such prohibited hedging or other transactions include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the Restricted Shares of the applicable New Holder or with respect to any security that includes, relates to, or derives any significant part of its value from such Restricted Shares.

3.6.2       Each New Holder hereby represents and warrants that it now has, and, except as contemplated by this subsection 3.6.2, for the duration of the New Holder Lock-Up Period, will have, good and marketable title to its Restricted Shares, free and clear of all liens, encumbrances, and claims that could impact the ability of such New Holder to comply with the foregoing restrictions.  Each New Holder agrees and consents to the entry of stop transfer instructions with AHPAC’s transfer agent and registrar against the transfer of any Restricted Shares during the New Holder Lock-Up Period, except in compliance with the foregoing restrictions.

3.6.3       Notwithstanding anything to the contrary set forth herein, a Holder may Transfer Restricted Shares or Founder Stock prior to the expiration of the applicable lock-up period to (a) an Affiliate of such Holder or, in the case of a Holder who is a natural person, such Holder’s Family Group, (b) in the case of an entity, to its direct or indirect beneficial owners in accordance with their pro rata ownership share in such entity, (c) any other Holder or an Affiliate of any other Holder, or (d) such other Person upon the prior written consent of AHPAC; provided that, in each case, it shall be a condition to any such Transfer, that the transferee execute and deliver a joinder to this Agreement in a form reasonably satisfactory to AHPAC whereby such transferee shall agree to be bound by the terms of this Agreement and shall thereupon be deemed an Existing Holder or New Holder hereunder, as applicable.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1          Indemnification.

4.1.1       AHPAC agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, their affiliates and their respective officers, directors, employees and partners and each person who is a “controlling person” such Holder (within the meaning of the Securities Act) against, and pay and reimburse such persons for  all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to AHPAC by such Holder expressly for use therein and AHPAC will pay and reimburse any Holder and each such affiliate, director, officer, employee, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding.  AHPAC shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder or as is reasonable and customary in an underwritten offering.

4.1.2       In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to AHPAC in writing such information and affidavits as AHPAC reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify AHPAC, its directors and officers and agents and each person who controls AHPAC (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of

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a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.  The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of AHPAC.

4.1.3       Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement unless (i) such settlement is to be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) (ii) such settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and (iii) such settlement does not include an admission of fault by such indemnified party.

4.1.4       The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.  AHPAC and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event AHPAC’s or such Holder’s indemnification is unavailable for any reason.

4.1.5       If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability.  The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

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ARTICLE V
MISCELLANEOUS

5.1          Notices.  Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile.  Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation.  Any notice or communication under this Agreement must be addressed, if to AHPAC to: 65 East 55th St., 18th Floor, New York, NY 10022 or by facsimile at (212) 593-6901, and, if to any Holder, at such Holder’s address or facsimile number as set forth in AHPAC’s books and records.  Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2          Assignment; No Third Party Beneficiaries.

5.2.1       This Agreement and the rights, duties and obligations of AHPAC hereunder may not be assigned or delegated by AHPAC in whole or in part.

5.2.2       Prior to the expiration of the Founder Lock-up Period or the New Holder Lock-Up Period, as the case may be, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, in violation of the applicable lock-up period, except in connection with a transfer of Registrable Securities by such Holder to another Holder or a Permitted Transferee but only if such Permitted Transferee agrees to become bound by the transfer restrictions set forth in this Agreement.

5.2.3       This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4       This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5       No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate AHPAC unless and until AHPAC shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to AHPAC, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement).  Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3          Counterparts.  This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4          Governing Law; Venue.  NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.  ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OR THE COURTS OF THE STATE OF

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NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

5.5          Amendments and Modifications.  Upon the written consent of (i) AHPAC and (ii) Holders of at least a majority-in-interest of the Registrable Securities held by the Holders at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects either the Existing Holders as a group or the New Holders as group, respectively, in a manner that is materially adversely different from Existing Holders or New Holders, as applicable shall require the consent of at least a majority-in-interest of the Registrable Securities held by such Existing Holders, or a majority-in-interest of the Registerable Securities held by such New Holders, as applicable, at the time in  question so affected, provided, further, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of AHPAC, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected.  No course of dealing between any Holder or AHPAC and any other party hereto or any failure or delay on the part of a Holder or AHPAC in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or AHPAC.  No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.  Notwithstanding anything to the contrary in this Agreement, the Board may grant, in its sole discretion, one or more waivers to any Holder from the restrictions on transfer during the Founder Lock-up Period or New Holder Lock-up Period, as applicable, in order to assist AHPAC in meeting NASDAQ listing requirements.

5.6          Other Registration Rights.  AHPAC represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require AHPAC to register any securities of AHPAC for sale or to include such securities of AHPAC in any Registration filed by AHPAC for the sale of securities for its own account or for the account of any other person (collectively, “Registration Rights”).  Further, AHPAC represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. AHPAC agrees that it will not enter into, any agreement with respect to its securities that includes Registration Rights that are more favorable than the rights granted under this Agreement or that violates or is otherwise inconsistent with the rights granted to the Holders of Registrable Securities under this Agreement without the written consent of a majority-in-interest of the Registrable Securities held by the Holders at the time in question. For the term of this Agreement, AHPAC shall not grant to any Person the right to require AHPAC to register any equity securities of AHPAC, or any securities convertible or exchangeable into or exercisable for such securities, without written consent of the majority-in-interest of the Holders, unless such rights are explicitly made subordinate to all rights granted hereunder.

5.7          Term.  This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale.  The provisions of Section 3.5 and Article IV shall survive any termination.

5.8          Interpretation.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The word “herein” and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article.  The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Unless expressly indicated otherwise in this Agreement, all references in this Agreement to “the date hereof” or “the date of this Agreement” shall refer to [•] and shall not be deemed to refer to the Original Execution Date.

5.9          Listing. AHPAC agrees to use commercially reasonable efforts to cause the Class A Common Stock to continue to be listed on the NASDAQ Stock Market or another national securities exchange

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[Signature Page Follows]

17

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

AHPAC:

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP

By:
Name:
Title:

EXISTING HOLDERS:

AVISTA ACQUISITION CORP

By:
Name:
Title:

HÅKAN BJÖRKLUND:

By:
Name: Håkan Björklund

CHARLES HARWOOD

By:
Name: Charles Harwood

BRIAN MARKISON

By:
Name: Brian Markison

ROBERT O’NEIL

By:
Name: Robert O’Neil

[Signature Page to Registration Rights Agreement]

NEW HOLDERS:

[NEW HOLDER]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT C TO

SUBSCRIPTION AGREEMENT (PIPE INVESTMENT)

FORM OF WARRANT AGREEMENT

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Dated as of    , 2018

THIS WARRANT AGREEMENT (this “Agreement”), dated as of [•], 2018, is by and between Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”, also referred to herein as the “Transfer Agent”).

WHEREAS, the Company, Organogenesis Inc., a Delaware corporation (“Organo”) and the other parties named entered into that certain Agreement and Plan of Merger, dated as of August [•], 2018 (the “Merger Agreement”);

WHEREAS, it is proposed that the Company which, as part of the Business Combination (as defined below) will deregister as a Cayman Islands exempted company and continue and domesticate as Organogenesis Holdings Inc., a corporation incorporated under the laws of Delaware (“ORGO”), in accordance with Section 388 of the Delaware General Corporation Law and the Cayman Islands Companies Law (2018 Revision) (the “Domestication”) enter into that certain Subscription Agreement between the Company and Avista Capital Partners IV, L.P. and Avista Capital Partners IV (Offshore) L.P. (the “Subscriber”). In connection with the Domestication, Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company will merge (the “Merger”) with and into Organo, with Organo being the surviving entity of the Merger We refer to the Domestication together with the Merger as (the “Business Combination”);

WHEREAS, in connection with the Business Combination, Subscriber desires to subscribe for and purchase from ORGO 9,021,507 shares of ORGO’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and 4,100,000 warrants to purchase one-half of one share of Class A Common Stock (the “Warrants”), for an aggregate purchase price of $46,000,000;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants;

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1                                         Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

2                                         Warrants.

2.1                               Form of Warrant. Each Warrant shall be issued in registered form only.

2.2                               Effect of Countersignature. If a physical certificate is issued, unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.3                               Registration.

2.3.1                     Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”), for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants in book-entry form, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

Physical certificates, if issued, shall be signed by, or bear the facsimile signature of, the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary or other principal officer of the Company. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

2.3.2                     Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is registered in the Warrant Register (the “Registered Holder”) as the absolute owner of such Warrant and of each Warrant represented thereby, for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.4                               Transfer of Warrants. So long as the Warrants are held by the Subscriber or any of its Permitted Transferees (as defined below) the Warrants: (i) may be exercised for cash or on a “cashless basis,” pursuant to subsection 3.3.1(b) hereof, (ii) may not be transferred, assigned or sold until thirty (30) days after the completion by the Company of the Business Combination, and (x) shall not be redeemable by the Company; provided, however, that in the case of (ii), the Warrants and any shares of Class A Common Stock issued upon exercise of the Warrants may be transferred by the holders thereof:

(a)                                 to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any members of the Subscriber, or any affiliates of the Subscriber,

(b)                                 in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization;

(c)                                  in the case of an individual, by virtue of laws of descent and distribution upon death of the individual;

(d)                                 in the case of an individual, pursuant to a qualified domestic relations order;

(e)                                  by virtue of the laws of the State of Delaware, the laws of Bermuda, or the Subscriber’s organizational documents upon dissolution of the Subscriber; and

(f)                                   in the event of the Company’s completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Class A Common Stock for cash, securities or other property subsequent to the completion of the Business Combination; provided, however, that, in the case of clauses (a) through (d), these permitted transferees (the “Permitted Transferees”) must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Agreement.

3                                         Terms and Exercise of Warrants.

3.1                               Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Class A Common Stock stated therein, at the price of $5.75 per half-share (or $11.50 per whole share), subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Agreement shall mean the price per share at which Class A Common Stock may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days, provided, that the Company shall provide at least twenty (20) days prior written notice of such reduction to Registered Holders of the Warrants and, provided further that any such reduction shall be identical among all of the Warrants.

3.2                               Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing on the date that is thirty (30) days after the date hereof and terminating at 5:00 p.m., New York City time on the date that is five (5) years after the date hereof, (the “Expiration Date”); provided, however, that the exercise of any Warrant shall be subject to the satisfaction of any applicable conditions, as set forth in subsection 3.3.2 below, with respect to an effective registration statement. Each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants.

3.3                               Exercise of Warrants.

3.3.1                     Payment. Subject to the provisions of the Warrant and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the Registered Holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, together with (i) an election to purchase form, duly executed, electing to exercise such Warrants and (ii) payment in full of the Warrant Price for each full share of Class A Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Class A Common Stock and the issuance of such Class A Common Stock, as follows:

(a)                                 in lawful money of the United States, in good certified check or good bank draft payable to the order of the Warrant Agent;

(b)                                 if any of the Warrants shall have been transferred to a person that is not Subscriber or a Permitted Transferee, then with respect to such Warrants only, in the event of a redemption pursuant to Section 6 hereof in which the Company’s board of directors (the “Board”) has elected to require all holders of the Warrants to exercise such Warrants on a “cashless basis,” by surrendering such Warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Warrants, multiplied by the excess of the “Fair Market Value”, as defined in this subsection 3.3.1(b), over the Warrant Price by (y) the Fair Market Value. Solely for purposes of this subsection 3.3.1(b), the “Fair Market Value” shall mean the average last sale price of the Class A Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of such Warrants, pursuant to Section 6 hereof;

(c)                                  with respect to any Warrant, so long as such Warrant is held by the Subscriber or a Permitted Transferee, by surrendering the Warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Warrants, multiplied by the excess of the “Fair Market Value”, as defined in this subsection 3.3.1(c), over the Warrant Price by (y) the Fair Market Value. Solely for purposes of this subsection 3.3.1(c), the “Fair Market Value” shall mean the average last sale price of the Class A Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of the Warrant is sent to the Warrant Agent; or

(d)                                 as provided in Section 7.4 hereof.

3.3.2                     Issuance of Class A Common Stock on Exercise. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to subsection 3.3.1(a)), the Company shall issue to the Registered Holder of such Warrant a book-entry position or certificate, as applicable, for the number of shares of full Class A Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new book-entry position or countersigned Warrant, as applicable, for the number of shares as to which such Warrant shall not have been exercised. Notwithstanding the foregoing, the Company shall not be obligated to deliver any Class A Common Stock pursuant to the exercise of a Warrant and shall have no obligation to settle such Warrant exercise unless a registration statement under the Securities Act with respect to the Class A Common Stock underlying the Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations under Section 7.4. No Warrant shall be exercisable and the Company shall not be obligated to issue Class A Common Stock upon exercise of a Warrant unless the Class A Common Stock issuable upon such Warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the Registered Holder of the Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant and such Warrant may have no value and expire worthless. Subject to Section 4.6 of this Agreement, a Registered Holder of Warrants may exercise its Warrants only for a whole number of shares of Class A Common Stock. If, by reason of any exercise of Warrants on a “cashless basis”, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in share of Class A Common Stock, the Company shall round down to the nearest whole number, the number of shares of Class A Common Stock issued to such holder.

3.3.3                     Valid Issuance. All Class A Common Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable.

3.3.4                     Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for Class A Common Stock is issued shall for all purposes be deemed to have become the holder of record of such Class A Common Stock on the date on which the Warrant, or book-entry position representing such Warrant, was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate in the case of a certificated Warrant, except that, if the date of such surrender and payment is a date when the share transfer books of the Company or book-entry system of the Warrant Agent are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books or book-entry system are open.

3.3.5                     Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this subsection 3.3.5; however, no holder of a Warrant shall be subject to this subsection 3.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not affect the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (the “Maximum Percentage”) of the Class A Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Class A Common Stock beneficially owned by such person and its affiliates shall include the number of shares of Class A Common Stock issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude Class A Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred shares or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of the Warrant, in determining the number of shares of outstanding Class A Common Stock, the holder may rely on the number of shares of outstanding Class A Common Stock as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the Commission as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Class A Common Stock outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of shares of Class A Common Stock then outstanding. In any case, the number of shares of outstanding Class A Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of shares of outstanding Class A Common Stock was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4                                         Adjustments.

4.1                               Stock Dividends.

4.1.1                     Split-Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding shares of Class A Common Stock is increased by a capitalization of Class A Common Stock, or by a split-up of Class A Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Class A Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in the outstanding Class A Common Stock. A rights offering to holders of Class A Common Stock entitling holders to purchase Class A Common Stock at a price less than the “Fair Market Value” (as defined below) shall be deemed a capitalization of a number of shares of Class A Common Stock equal to the product of (i) the number of shares of Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Class A Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Class A Common Stock paid in such rights offering divided by (y) the Fair Market Value. For purposes of this subsection 4.1.1, (i) if the rights offering is for securities convertible into or exercisable for Class A Common Stock, in determining the price payable for Class A Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair

Market Value” means the volume weighted average price of the Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

4.1.2                     Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of Class A Common Stock on account of such Class A Common Stock (or other shares of the Company’s share capital into which the Warrants are convertible), other than (a) as described in subsection 4.1.1 above or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board, in good faith) of any securities or other assets paid on each share of Class A Common Stock in respect of such Extraordinary Dividend. For purposes of this subsection 4.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Class A Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Class A Common Stock issuable on exercise of each Warrant) does not exceed $0.50.

4.2                               Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.6 hereof, the number of shares of outstanding Class A Common Stock is decreased by a consolidation, combination, reverse share split or redesignation of Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, redesignation or similar event, the number of shares of Class A Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding Class A Common Stock.

4.3                               Adjustments in Exercise Price. Whenever the number of shares of Class A Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in subsection 4.1.1 or Section 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Class A Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Class A Common Stock so purchasable immediately thereafter.

4.4                               Replacement of Securities upon Reorganization, etc. In case of any redesignation or reorganization of the outstanding Class A Common Stock (other than a change under Section 4.1 or Section 4.2 hereof or that solely affects the par value of such Class A Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any redesignation or reorganization of the outstanding Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holders of the Warrants shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Class A Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares or stock or other securities or property (including cash) receivable upon such redesignation, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrants would have received if such holder had exercised his, her or its Warrant(s) immediately prior to such event (the “Alternative Issuance”); provided, however, that (i) if the holders of the Class A Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Class A Common Stock in such consolidation or merger that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the Class A Common Stock (other than a tender, exchange or redemption offer made by the Company in connection with redemption rights held by shareholders of the Company as provided for in the Company’s amended and restated memorandum and articles of association or as a result of the repurchase of Class A Common Stock by the Company if a proposed initial Business Combination is presented to the shareholders of the Company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d- 5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding Class A Common Stock, the holder of a Warrant shall be entitled to receive as the Alternative Issuance, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such Warrant holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Class A Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 4; provided, further, that if less than 70% of the consideration receivable by the holders of the Class A Common Stock in the applicable event is payable in the form of capital stock or shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the Registered Holder properly exercises the Warrant within thirty (30) days following the public disclosure of the consummation of such applicable event by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Warrant Price shall be reduced by an amount (in dollars) equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined below) (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined below). The “Black-Scholes Warrant Value” means the value of a Warrant immediately prior to the consummation of the applicable event based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”). For purposes of calculating such amount, (1) Section 6 of this Agreement shall be taken into account, (2) the price of each share of Class A Common Stock shall be the volume weighted average price of the Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event, (3) the assumed volatility shall be the 90 day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (4) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of the Warrant. “Per Share Consideration” means (i) if the consideration paid to holders of the Class A Common Stock consists exclusively of cash, the amount of such cash per share of Class A Common Stock, and (ii) in all other cases, the volume weighted average price of the Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event. If any reclassification or reorganization also results in a change in Class A Common Stock covered by subsection 4.1.1, then such adjustment shall be made pursuant to subsection 4.1.1 or Sections 4.2, 4.3 and this Section 4.4. The provisions of this Section 4.4 shall similarly apply to successive redesignations, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of such Warrant.

4.5                               Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3 or 4.4, the Company shall give written notice of the occurrence of such event to each holder of a Warrant, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.6                               No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon the exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Class A Common Stock to be issued to such holder.

4.7                               Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement; provided, however, that the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

4.8                               Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 4, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 4 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

5                                         Transfer and Exchange of Warrants.

5.1                               Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

5.2                               Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the Registered Holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange thereof until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

5.3                               Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant.

5.4                               Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

5.5                               Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

6                                         Redemption.

6.1                               Redemption. Subject to Section 6.4 hereof, not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time while they are exercisable and prior to their expiration, at the office of the Warrant Agent, upon notice to the Registered Holders of the Warrants, as described in Section 6.2 below, at the price of $0.01 per Warrant (the “Redemption Price”), provided that the last sales price of the Class A Common Stock reported has been at least $24.00 per share (subject to adjustment in compliance with Section 4 hereof), on each of twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which notice of the redemption is given and provided that there is an effective registration statement covering the Class A Common Stock issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the 30-day Redemption Period (as defined in Section 6.2 below) or the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 3.3.1.

6.2                               Date Fixed for, and Notice of, Redemption. In the event that the Company elects to redeem all of the Warrants, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (the “30-day Redemption Period”) to the Registered Holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Registered Holder received such notice.

6.3                               Exercise After Notice of Redemption. The Warrants may be exercised, for cash (or on a “cashless basis” in accordance with subsection 3.3.1(b) of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. In the event that the Company determines to require all holders of Warrants to exercise their Warrants on a “cashless basis” pursuant to subsection 3.3.1, the notice of redemption shall contain the information necessary to calculate the number of shares of Class A Common Stock to be received upon exercise of the Warrants, including the “Fair Market Value” (as such term is defined in subsection 3.3.1(b) hereof) in such case. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

6.4                               Exclusion of Subscriber-Owned Warrants. The Company agrees that the redemption rights provided in this Section 6 shall not apply to the Warrants if at the time of the redemption such Warrants continue to be held by the Subscriber or its Permitted Transferees. However, once such Warrants are transferred (other than to Permitted Transferees under Section 2.5), the Company may redeem the Warrants, provided that the criteria for redemption are met, including the opportunity of the holder of such Warrants to exercise the Warrants prior to redemption pursuant to Section 6.2.

7                                         Other Provisions Relating to Rights of Holders of Warrants.

7.1                               No Rights as Shareholder. A Warrant does not entitle the Registered Holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

7.2                               Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3                               Reservation of Class A Common Stock. The Company shall at all times reserve and keep available a number of shares of its authorized but unissued Class A Common Stock that shall be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

7.4                               Registration of Class A Common Stock. The Company agrees that as soon as practicable, but in no event later than fifteen (15) Business Days after the closing of the Business Combination, it shall use its best efforts to file with the Commission a registration statement for the registration, under the Securities Act, of the Class A Common Stock issuable upon exercise of the Warrants. The Company shall use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such registration statement has not been declared effective by the 60th Business Day following the closing of the Business Combination, holders of the Warrants shall have the right, during the period beginning on the 61st Business Day after the closing of the Business Combination and ending upon such registration statement being declared effective by the Commission, and during any other period when the Company shall fail to have maintained an effective registration statement covering the Class A Common Stock issuable upon exercise of the Warrants, to exercise such Warrants on a “cashless basis,” by exchanging the Warrants (in accordance with Section 3(a)(9) of the Securities Act or another exemption) for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the Warrants, multiplied by the excess of the “Fair Market Value” (as defined below) over the warrant price by (y) the Fair Market Value. Solely for purposes of this subsection 7.4, “Fair Market Value” shall mean the volume weighted average price of the Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the date that notice of exercise is received by the Warrant Agent from the holder of such Warrants or its securities broker or intermediary. The date that notice of “cashless exercise” is received by the Warrant Agent shall be conclusively determined by the Warrant Agent. Except as provided in subsection 7.4.2, for the avoidance of any doubt, unless and until all of the Warrants have been exercised, the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this subsection 7.4.

8                                         Concerning the Warrant Agent and Other Matters.

8.1                               Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Class A Common Stock upon the exercise of the Warrants, but the

Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

8.2                               Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1                     Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of a Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

8.2.2                     Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent for the Class A Common Stock not later than the effective date of any such appointment.

8.2.3                     Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

8.3                               Fees and Expenses of Warrant Agent.

8.3.1                     Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and shall, pursuant to its obligations under this Agreement, reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

8.3.2                     Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

8.4                               Liability of Warrant Agent.

8.4.1                     Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, the Chief Financial Officer, the Secretary or the Chairman of the Board of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

8.4.2                     Indemnity. The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement, except as a result of the Warrant Agent’s gross negligence, willful misconduct or bad faith.

8.4.3                     Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof). The Warrant Agent shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant. The Warrant Agent shall not be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Class A Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any Class A Common Stock shall, when issued, be valid and fully paid and nonassessable.

8.5                               Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all monies received by the Warrant Agent for the purchase of Class A Common Stock through the exercise of the Warrants.

8.6                               Waiver. The Warrant Agent has no right of set-off or any other right, title, interest or claim of any kind (“Claim”) in, or to any distribution of, the Trust Account (as defined in that certain Investment Management Trust Agreement, dated as of October 10, 2016, by and between the Company and the Warrant Agent as trustee thereunder) and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever. The Warrant Agent hereby waives any and all Claims against the Trust Account and any and all rights to seek access to the Trust Account.

9                                         Miscellaneous Provisions.

9.1                               Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2                               Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

Avista Healthcare Public Acquisition Corp.
65 E. 55th Street, 18th Floor
New York, NY 10022
Attention: Benjamin Silbert, General Counsel and Secretary

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, NY 10004
Attention: Compliance Department

9.3                               Applicable Law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

9.4                               Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Registered Holders of the Warrants any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Holders of the Warrants.

9.5                               Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the Registered Holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

9.6                               Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.7                               Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.8                               Amendments. This Agreement may be amended by the parties hereto without the consent of any Registered Holder for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the Registered Holders. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the vote or written consent of the Registered Holders of 65% of the then outstanding Warrants. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the Registered Holders.

9.9                               Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.

Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Exhibit A Form of Warrant Certificate
Exhibit B Legend

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

By:
	Name:	John Cafasso
	Title:	Chief Financial Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

[Signature Page to Warrant Agreement]

EXHIBIT A

[FACE]

Number

Warrants

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO
THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR
IN THE WARRANT AGREEMENT DESCRIBED BELOW

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
Incorporated Under the Laws of the Cayman Islands

CUSIP [•]

Warrant Certificate

This Warrant Certificate certifies that         , or registered assigns, is the registered holder of warrant(s) (the “Warrants” and each, a “Warrant”) to purchase Class A Class A Common Stock, $0.0001 par value (“Class A Common Stock”), of Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (the “Company”). Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of shares of fully paid and nonassessable Class A Common Stock as set forth below, at the exercise price (the “Exercise Price”) as determined pursuant to the Warrant Agreement, payable in lawful money (or through “cashless exercise” as provided for in the Warrant Agreement) of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each Warrant is initially exercisable for one-half of one fully paid and non-assessable Class A Common Stock. The number of shares of Class A Common Stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

The initial Exercise Price per one-half share of Class A Common Stock for any Warrant is equal to $5.75 (or $11.50 per whole share). A Warrant may not be exercised for a fractional Class A Common Stock. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, such Warrants shall become void.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof.

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS WARRANT AGENT

By:
Name:
Title:

[Form of Warrant Certificate]

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive Class A Common Stock and are issued or to be issued pursuant to a Warrant Agreement dated as of            [•], 2018 (the “Warrant Agreement”), duly executed and delivered by the Company to Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” as provided for in the Warrant Agreement) at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the Class A Common Stock to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the Class A Common Stock is current, except through “cashless exercise” as provided for in the Warrant Agreement.

The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Class A Common Stock issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in share of Class A Common Stock, the Company shall, upon exercise, round down to the nearest whole number of shares of Class A Common Stock to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive Class A Common Stock and herewith tenders payment for such Class A Common Stock to the order of Avista Healthcare Public Acquisition Corp. (the “Company”) in the amount of $[•] in accordance with the terms hereof. The undersigned requests that a certificate for such Class A Common Stock be registered in the name of [•], whose address is [•] and that such Class A Common Stock be delivered to whose address is [•]. If said number of shares of Class A Common Stock is less than all of the Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such Class A Common Stock be registered in the name of [•], whose address is [•] and that such Warrant Certificate be delivered to             , whose address is [•].

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.4 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.4 of the Warrant Agreement.

In the event that the Warrant is a Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(b) of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Class A Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive Class A Common Stock. If said number of shares is less than all of the Class A Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such Class A Common Stock be registered in the name of [•], whose address is [•] and that such Warrant Certificate be delivered to [•], whose address is [•].

[Signature Page Follows]

Date:       , 20

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).

EXHIBIT B

LEGEND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, SUBJECT TO ANY ADDITIONAL LIMITATIONS ON TRANSFER DESCRIBED IN THE LETTER AGREEMENTS BY AND AMONG AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. (THE “COMPANY”), AVISTA CAPITAL PARTNERS IV, L.P. AND THE OTHER PARTIES THERETO, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO THE DATE THAT IS THIRTY (30) DAYS AFTER THE DATE UPON WHICH THE COMPANY COMPLETES THE BUSINESS COMBINATION (AS DEFINED IN SECTION 3 OF THE WARRANT AGREEMENT REFERRED TO HEREIN) EXCEPT TO A PERMITTED TRANSFEREE (AS DEFINED IN SECTION 2 OF THE WARRANT AGREEMENT) WHO AGREES IN WRITING WITH THE COMPANY TO BE SUBJECT TO SUCH TRANSFER PROVISIONS.

SECURITIES EVIDENCED BY THIS CERTIFICATE AND CLASS A COMMON STOCK OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE COMPANY.

NO.                      WARRANT